UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2012

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 4750, Bay Wellington Tower
181 Bay Street, P.O. Box 792
Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On January 20, 2012, US Gold Corporation (the “Company”) issued a press release regarding the results of its special meeting of shareholders at which certain proposals related to the arrangement agreement dated September 22, 2011 were approved.  A copy of the press release is attached to this report as Exhibit 99.1.

Also on January 20, 2012, the Company issued a shareholder communication updating development activities at its El Gallo project, located in Sinaloa State, Mexico. A copy of the communication is attached to this report as Exhibit 99.2.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished with this report:

99.1	Press release dated January 20, 2012; and
99.2	Shareholder communication dated January 20, 2012, including slides.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release and communication may include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding current and future exploration and development activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, precious metals prices, economic and market conditions and future drilling results, as well as other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: January 20, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release dated January 20, 2012;
99.2	Shareholder communication dated January 20, 2012, including slides.